Exhibit 10.1
LAURUS MASTER FUND, LTD.
c/o Laurus Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017

January 18, 2008

New Century Energy Corp.
5851 San Felipe, Suite 775
Houston, TX 770
Attention:  President

Re:  Amendment of $9,500,000 Note

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement dated as of June 30, 2005 by and between New Century Energy Corp. (the “Company”) and Laurus Master Fund, Ltd. (“Laurus”) (as amended, restated, modified and/or supplemented from time to time, the “June 2005 Laurus/Company SPA”); (b) the Securities Purchase Agreement dated as of September 19, 2005 by and between the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the “September 2005 Laurus/Company SPA”); (c) the Securities Purchase Agreement dated as of December 28, 2006 by and between the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the “December 2006 Laurus/Company SPA,” and collectively with the June 2005 Laurus/Company SPA and the September 2005 Laurus/Company SPA, the “Laurus/Company SPAs”); and (d) the Securities Purchase Agreement dated as of November 30, 2007 by and among the Company, LV Administrative Services, Inc., as agent (“LV”), Valens U.S. SPV I, LLC (“Valens U.S.”) and Valens Offshore SPV II, Corp. (“Valens Offshore II”) (as amended, restated, modified and/or supplemented from time to time, the “November 2007 LV/Company SPA,” and collectively with the Laurus/Company SPAs, the “Existing Company SPAs”).

Reference is also made to (a) the Securities Purchase Agreement dated as of April 28, 2006 by and between Gulf Coast Oil Corporation (“Gulf Coast”) and Laurus (as amended, restated, modified and/or supplemented from time to time, the “April 2006 Laurus/Gulf Coast SPA”); (b) the Securities Purchase Agreement dated as of June 30, 2006 by and between Gulf Coast and Laurus (as amended, restated, modified and/or supplemented from time to time, the “June 2006 Laurus/Gulf Coast SPA,” and collectively with the April 2006 Laurus/Gulf Coast SPA, the “Laurus/Gulf Coast SPAs”); and (c) the Securities Purchase Agreement dated as of November 20, 2007 by and among Gulf Coast, LV, as agent, Valens U.S. and Valens Offshore II (as amended, restated, modified and or supplemented from time to time, the “November 2007 LV/Gulf Coast SPA,” and collectively with the Laurus/Gulf Coast SPAs and the Existing Company SPAs, the “Existing SPAs”).

Reference is further made to the fact that pursuant to one or more instruments of assignment, Laurus assigned a portion of its interest in the Laurus/Company SPAs, the Laurus/Gulf Coast SPAs, the Related Agreements (as defined in the Laurus/Company SPAs andthe Laurus/Gulf Coast SPAs) and in the collateral security therefor to Valens U.S., PSource Structured Debt Limited (“PSource”), Promethean Industries, Inc. (“Promethean”) and Valens Offshore SPV I, Ltd. (“Valens Offshore Ltd.,” and collectively with Valens U.S., PSource and Promethean, the “Laurus Assignees”).

The Company has requested that Laurus and the applicable Laurus Assignees agree to an extension of the Maturity Date under and as defined in that certain Third Amended and Restated Secured Term Note executed on July 10, 2007 to be effective as of September 19, 2005 from the Company in favor of Laurus in the original principal amount of $9,500,000 (as amended, restated, modified and/or supplemented from time to time, the “9,500,000 Note”) and Laurus and the applicable Laurus Assignees have agreed to do so (subject to the terms hereof) on the conditions that the Company enter into this letter agreement and Gulf Coast and Century Resources, Inc. execute the Reaffirmation attached hereto.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to, and acknowledges, the following:

1.       The occurrence of an Event of Default under and as defined in any Existing SPA or under and as defined in any Related Agreement (as defined in each Existing SPA) shall constitute an Event of Default under each Existing SPA and each Related Agreement (as defined in each Existing SPA).

2.       The $9,500,000 Note is amended by deleting the date “December 31, 2007” referenced in the first paragraph thereof and replacing such date with “June 30, 2008.”

3.       From and after the execution and delivery hereof by the parties hereto, this letter shall constitute a Related Agreement for all purposes of each Existing SPA and the Related Agreements (as defined in each Existing SPA).

Except as specifically set forth herein, the Existing SPAs and the Related Agreements (as defined in each Existing SPA) (collectively, the “Existing Agreements”) shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Laurus, the Laurus Assignees, LV or any Creditor Party (as defined in each Existing Agreement where defined), nor constitute a waiver of any provision of any of the Existing Agreements, except to the extent expressly provided for herein.  This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,
LAURUS MASTER FUND, LTD.

By: Laurus Capital Management, LLC
as Investment Manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Senior Marketing Director

VALENS U.S. SPV I, LLC
By: VALENS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.
By: VALENS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

CONSENTED AND AGREED TO THIS 20TH DAY OF JANUARY, 2008:

NEW CENTURY ENERGY CORP. By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: President

REAFFIRMATION

The undersigned hereby acknowledges and consents to the terms and conditions of the foregoing letter agreement and confirms and agrees that each Existing Agreement to which it is a party remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by the undersigned, and the undersigned hereby confirms that the representations and warranties contained in each Existing Agreement to which it is a party are (before and after giving effect to this letter agreement) true and correct.  The undersigned further agree that the occurrence of an Event of Default under and as defined in any Existing SPA or under and as defined in any Related Agreement (as defined in each Existing SPA) shall constitute an Event of Default under each Existing SPA and each Related Agreement (as defined in each Existing SPA).

GULF COAST OIL CORPORATION By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: President Date: January 20, 2008	CENTURY RESOURCES, INC. By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: President Date: January 20, 2008